===============================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                 --------------
                                    FORM 8-K
                                 --------------

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: July 16, 1997
                (Date of earliest event reported): July 16, 1997



                             HARBINGER CORPORATION
                (Exact name of Company specified in its charter)



          GEORGIA                       0-26298                     58-1817306
(State or other jurisdiction of  (Commission File Number)   (IRS Employer Identification No.)
incorporation or organization)



               1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA 30319
              (Address of principal executive offices) (Zip Code)




                                 (404) 467-3000
               (Company's telephone number, including area code)


===============================================================================

ITEM 5.   OTHER EVENTS

         Filed herewith as Exhibit 99.1 is the Safe Harbor Compliance Statement for Forward-Looking Statements of Harbinger Corporation, which supercedes the Safe Harbor Compliance Statement for Forward-Looking Statements filed as
Exhibit 99.1 to the Harbinger Annual Report on Form 10-K for the year ended December 31, 1996.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS


(c)      Exhibits

         99.1   Safe Harbor Compliance Statement for Forward-Looking Statements

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HARBINGER CORPORATION



                                        /s/ Joel G. Katz
                                        ----------------------------------
                                        JOEL G. KATZ
                                        Chief Financial Officer
                                        (Principal Financial Officer;
                                        Principal Accounting Officer)



Date:  July 16, 1997

                                 EXHIBIT INDEX


 Exhibit No.                  Description                                           Page
------------------      -----------------------------------------------------    ------------

      99.1              Safe Harbor Compliance Statement for Forward-Looking
                        Statements